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                              Janus Adviser Series
                         Janus Adviser Contrarian Fund

                       Supplement dated February 28, 2007
                      to Currently Effective Prospectuses

Janus Adviser Contrarian Fund will add the Morgan Stanley Capital International ("MSCI") All Country World Index(SM) as an additional benchmark index. The MSCI All Country World Index(SM) is an unmanaged, free float-adjusted, marked capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets.